UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2002

SOUTHWEST GAS CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization) 5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada (Address of principal executive offices)	1-7850 (Commission File Number)	88-0085720 (I.R.S. Employer Identification No.) 89193-8510 (Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Item 9. Regulation FD Disclosure

On October 30, 2002, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company’s operating performance and financial position for the quarter, nine months, and twelve months ended September 30, 2002. The financial information released is included herein. The following information is summary in nature and should not be considered complete financial statements.

SOUTHWEST GAS CORPORATION
SUMMARY STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	NINE MONTHS ENDED SEPTEMBER 30,		TWELVE MONTHS ENDED SEPTEMBER 30,

	2002	2001	2002	2001

Gas operating revenues	$834,817	$862,482	$1,165,437	$1,158,051
Net cost of gas sold	449,345	508,282	618,610	639,157

Operating margin	385,472	354,200	546,827	518,894
Operations and maintenance expenses	196,259	187,727	261,558	248,396
Depreciation, amortization, and general taxes	111,462	102,591	146,149	134,040

Operating income	77,751	63,882	139,120	136,458
Net interest deductions	58,547	59,253	78,040	78,095
Preferred securities distribution	4,106	4,106	5,475	5,475

Pretax utility income	15,098	523	55,605	52,888
Utility income taxes	4,940	88	17,863	18,002

Net utility income	10,158	435	37,742	34,886
Merger litigation settlements, net	(9,000)	--	(9,000)	--
Other income (expense), net	1,396	2,287	3,716	(53)

Contribution to net income - gas operations	2,554	2,722	32,458	34,833
Contribution to net income - construction services	3,596	3,459	4,667	3,870

Net income	$6,150	$6,181	$37,125	$38,703

Earnings per share - gas operations	$0.08	$0.08	$0.99	$1.09
Earnings per share - construction services	0.11	0.11	0.14	0.12

Basic earnings per share	$0.19	$0.19	$1.13	$1.21

Diluted earnings per share	$0.19	$0.19	$1.12	$1.20

Average outstanding common shares	32,862	32,019	32,752	31,920
Average shares outstanding (assuming dilution)	33,132	32,290	33,028	32,191

See Notes to Summary Financial Statements.

SOUTHWEST GAS CORPORATION SUMMARY STATEMENTS OF INCOME (In thousands, except per share amounts) (Unaudited)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,		TWELVE MONTHS ENDED SEPTEMBER 30,

	2002	2001	2002	2001	2002	2001

Gas operating revenues	$167,187	$188,966	$834,817	$862,482	$1,165,437	$1,158,051
Net cost of gas sold	70,060	99,113	449,345	508,282	618,610	639,157

Operating margin	97,127	89,853	385,472	354,200	546,827	518,894
Operations and maintenance expenses	65,924	63,466	196,259	187,727	261,558	248,396
Depreciation, amortization, and general taxes	37,913	34,210	111,462	102,591	146,149	134,040

Operating income (loss)	(6,710)	(7,823)	77,751	63,882	139,120	136,458
Net interest deductions	19,379	19,725	58,547	59,253	78,040	78,095
Preferred securities distribution	1,368	1,368	4,106	4,106	5,475	5,475

Pretax utility income (loss)	(27,457)	(28,916)	15,098	523	55,605	52,888
Utility income taxes	(11,244)	(11,128)	4,940	88	17,863	18,002

Net utility income (loss)	(16,213)	(17,788)	10,158	435	37,742	34,886
Merger litigation settlements, net	--	--	(9,000)	--	(9,000)	--
Other income (expense), net	(1,890)	(454)	1,396	2,287	3,716	(53)

Contribution to net income (loss) - gas operations	(18,103)	(18,242)	2,554	2,722	32,458	34,833
Contribution to net income - construction services	1,967	1,754	3,596	3,459	4,667	3,870

Net income (loss)	$(16,136)	$(16,488)	$6,150	$6,181	$37,125	$38,703

Earnings (loss) per share - gas operations	$(0.55)	$(0.56)	$0.08	$0.08	$0.99	$1.09
Earnings per share - construction services	0.06	0.05	0.11	0.11	0.14	0.12

Basic earnings (loss) per share	$(0.49)	$(0.51)	$0.19	$0.19	$1.13	$1.21

Diluted earnings (loss) per share	$(0.49)	$(0.51)	$0.19	$0.19	$1.12	$1.20

Average outstanding common shares	33,065	32,231	32,862	32,019	32,752	31,920
Average shares outstanding (assuming dilution)	--	--	33,132	32,290	33,028	32,191

The summary statements of income have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP). However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

SOUTHWEST GAS CORPORATION SUMMARY BALANCE SHEET AT SEPTEMBER 30, 2002 (In thousands) (Unaudited)
ASSETS
UTILITY PLANT
Gas plant, net of accumulated depreciation	$1,868,498
Construction work in progress	55,427

Net utility plant	1,923,925

OTHER PROPERTY AND INVESTMENTS
Investment in construction services subsidiary	37,812
Other	43,211

Total other property and investments	81,023

CURRENT AND ACCRUED ASSETS
Cash and cash equivalents	8,425
Receivables - less reserve of $1,235 for uncollectibles	53,102
Accrued utility revenue	29,072
Other	45,373

Total current and accrued assets	135,972

DEFERRED DEBITS
Unamortized debt expense	17,789
Other deferred debits	24,619

Total deferred debits	42,408

TOTAL ASSETS	$2,183,328

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
Common stockholders' equity
Common stock equity, $1 par, 33,162 shares outstanding	$519,307
Retained earnings	42,480

Total common stockholders' equity	561,787	33.0%
Preferred securities of Southwest Gas Capital I, 9.125%	60,000	3.5
Long-term debt including current maturities - NOTE 2	1,080,133	63.5

Total capitalization	1,701,920	100.0%

CURRENT AND ACCRUED LIABILITIES
Accounts payable	45,248
Customer deposits	32,680
Taxes accrued (including income taxes)	8,076
Deferred purchased gas costs	28,528
Deferred taxes	2,581
Other	45,338

Total current and accrued liabilities	162,451

DEFERRED CREDITS
Deferred investment tax credits	14,018
Deferred income taxes	221,564
Other	83,375

Total deferred credits	318,957

TOTAL CAPITALIZATION AND LIABILITIES	$2,183,328

See Notes to Summary Financial Statements.
SOUTHWEST GAS CORPORATION SUMMARY STATEMENT OF CASH FLOWS NINE MONTHS ENDED SEPTEMBER 30, 2002 (In thousands) (Unaudited)
CASH FLOWS FROM OPERATIONS:
Net income	$6,150
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization	84,980
Change in receivables and payables	58,147
Change in gas cost related balancing items	112,029
Change in accrued taxes	2,917
Change in deferred taxes	(1,688)
Allowance for funds used during construction	(2,115)
Other	(15,994)

Net cash provided by operating activities	244,426

CASH FLOWS FROM INVESTING ACTIVITIES:
Construction expenditures	(181,465)
Other	19,175

Net cash used in investing activities	(162,290)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from stock issuances	14,774
Dividends paid	(20,200)
Change in notes payable	(93,000)
Retirement of long-term debt	(200,000)
Long-term debt issuances, net	197,948

Net cash used in financing activities	(100,478)

Change in cash and cash equivalents	(18,342)
Cash at beginning of period	26,767

Cash at end of period	$8,425

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized	$57,663
Income taxes, net of refunds	$161

See Notes to Summary Financial Statements.
SOUTHWEST GAS CORPORATION NOTES TO SUMMARY FINANCIAL STATEMENTS (In thousands) (Unaudited)

NOTE 1 - BASIS OF PRESENTATION:

        The summary financial statements have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

Revolving credit facility, variable rate	$100,000
Debentures:
7.5% due 2006	75,000
8% due 2026	75,000
Notes, 8.375%, due 2011	200,000
Notes, 7.625%, due 2012	200,000
Medium-term notes:
7.59% due 2017	25,000
7.75% due 2005	25,000
7.78% due 2022	25,000
7.92% due 2027	25,000
6.89% due 2007	17,500
6.76% due 2027	7,500
6.27% due 2008	25,000
Industrial development revenue bonds:
Variable-rate bonds, Series A, due 2028	50,000
7.3% 1992 Series A, due 2027	30,000
7.5% 1992 Series B, due 2032	100,000
6.5% 1993 Series A, due 2033	75,000
6.1% 1999 Series A, due 2038	12,410
5.55% 1999 Series D, due 2038	8,270
5.95% 1999 Series C, due 2038	14,320
Unamortized discount on long-term debt	(9,867)

TOTAL LONG-TERM DEBT	$1,080,133

ESTIMATED CURRENT MATURITIES	$--

SOUTHWEST GAS CORPORATION SELECTED STATISTICAL DATA SEPTEMBER 30, 2002 FINANCIAL STATISTICS
Market value to book value per share at quarter end	131%
Twelve months to date return on equity -- total company	6.5%
-- gas segment	6.0%
Common stock dividend yield at quarter end	3.7%

GAS OPERATIONS SEGMENT
			Authorized
	Authorized	Authorized	Return on
	Rate Base	Rate of	Common
Rate Jurisdiction	(In thousands)	Return	Equity
Arizona (1)	$541,104	9.38%	11.25%
Southern Nevada (1)	237,165	9.50	11.55
Northern Nevada (1)	63,986	9.67	11.55
Southern California	69,486	9.94	11.35
Northern California	28,849	10.02	11.35
Paiute Pipeline Company (1)	75,059	9.69	11.60

(1) Estimated amounts based on rate case settlements. SYSTEM THROUGHPUT BY CUSTOMER CLASS
	NINE MONTHS ENDED SEPTEMBER 30,		TWELVE MONTHS ENDED SEPTEMBER 30,
(In dekatherms)	2002	2001	2002	2001

Residential	45,667,595	45,738,064	58,923,809	62,692,076
Small commercial	21,149,996	21,236,405	27,910,064	28,948,473
Large commercial	9,805,353	7,205,514	13,358,149	8,710,658
Industrial / Other	17,934,551	22,498,756	23,813,018	28,444,099
Transportation	95,745,051	98,234,119	124,331,225	138,111,462

Total system throughput	190,302,546	194,912,858	248,336,265	266,906,768

HEATING DEGREE DAY COMPARISON

Actual	1,410	1,466	1,902	2,167
Ten-year average	1,402	1,391	1,977	1,975

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 30, 2002	SOUTHWEST GAS CORPORATION /s/ ROY R. CENTRELLA Roy R. Centrella Vice President/Controller/Chief Accounting Officer